Quarterly Report
May 31, 2023
MFS®  Global New
Discovery Fund
GND-Q3

Portfolio of Investments
5/31/23 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.4%
Aerospace & Defense – 3.9%
Howmet Aerospace, Inc.	26,219	$1,120,862
Melrose Industries PLC	98,571	578,264
Singapore Technologies Engineering Ltd.	181,300	490,688
Teledyne Technologies, Inc. (a)	757	294,208
		$2,484,022
Apparel Manufacturers – 2.1%
Burberry Group PLC	20,057	$537,421
Skechers USA, Inc., “A” (a)	14,986	769,831
		$1,307,252
Automotive – 3.2%
Koito Manufacturing Co. Ltd.	25,200	$474,247
LKQ Corp.	23,938	1,262,729
Vitesco Technologies Group, “A” (a)	4,809	312,276
		$2,049,252
Biotechnology – 0.8%
Abcam PLC, ADR (a)	32,651	$527,314
Brokerage & Asset Managers – 3.6%
B3 Brasil Bolsa Balcao S.A.	305,500	$802,093
Cboe Global Markets, Inc.	4,711	623,831
Euronext N.V.	12,690	843,024
		$2,268,948
Business Services – 6.2%
Gruppo Mutuionline S.p.A.	10,965	$336,964
Keywords Studios PLC	18,498	447,556
NS Solutions Corp.	47,600	1,380,255
RS Group PLC	82,838	820,867
Thoughtworks Holding, Inc. (a)	45,901	378,224
WNS (Holdings) Ltd., ADR (a)	7,250	563,325
		$3,927,191
Cable TV – 0.7%
Cable One, Inc.	712	$435,623
Chemicals – 4.2%
Borregaard ASA	32,584	$541,883
Element Solutions, Inc.	47,836	857,699
IMCD Group N.V.	4,248	638,194
UPL Ltd.	71,749	594,151
		$2,631,927
Computer Software – 5.2%
Black Knight, Inc. (a)	9,048	$522,793
Dun & Bradstreet Holdings, Inc.	23,793	237,930
Kinaxis, Inc. (a)	3,535	472,896
NICE Systems Ltd., ADR (a)	1,687	347,421
OBIC Co. Ltd.	3,100	502,630
Oracle Corp. Japan (l)	5,800	444,601
Paycor HCM, Inc. (a)	14,624	321,582
SimCorp A/S	4,150	430,092
		$3,279,945

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 3.6%
Amadeus IT Group S.A. (a)	11,403	$815,422
Cancom SE	7,989	246,278
Kardex AG	2,162	468,602
Nuvei Corp. (a)	12,690	398,339
Rapid7, Inc. (a)	7,677	366,346
		$2,294,987
Construction – 2.8%
AZEK Co., Inc. (a)	19,990	$464,768
Breedon Group PLC	161,432	696,621
Masco Corp.	12,913	623,956
		$1,785,345
Consumer Services – 2.0%
Boyd Group Services, Inc.	3,732	$676,351
Bright Horizons Family Solutions, Inc. (a)	6,916	592,010
		$1,268,361
Containers – 1.6%
Mayr-Melnhof Karton AG	2,659	$386,540
Verallia S.A.	17,814	618,464
		$1,005,004
Electrical Equipment – 2.1%
nVent Electric PLC	11,900	$516,222
Sensata Technologies Holding PLC	20,202	838,787
		$1,355,009
Electronics – 1.6%
ASM International N.V.	2,390	$1,035,664
Energy - Independent – 1.2%
Diamondback Energy, Inc.	5,829	$741,157
Engineering - Construction – 2.5%
Corporacion Inmobiliaria Vesta S.A.B. de C.V.	154,320	$489,594
Jacobs Solutions, Inc.	5,901	646,750
JGC Corp.	36,600	446,319
		$1,582,663
Entertainment – 2.8%
CTS Eventim AG	11,022	$741,051
Lottery Corp. Ltd.	174,835	566,333
Vivid Seats, Inc., “A” (a)	63,283	462,599
		$1,769,983
Food & Beverages – 4.2%
Bakkafrost P/F	8,454	$552,927
Cranswick PLC	30,013	1,213,376
S Foods, Inc.	20,300	447,307
Universal Robina Corp.	181,880	455,348
		$2,668,958
Gaming & Lodging – 0.7%
Penn Entertainment, Inc. (a)	18,081	$452,748
General Merchandise – 0.7%
B&M European Value Retail S.A.	73,824	$468,166

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 2.5%
Arthur J. Gallagher & Co.	2,489	$498,622
AUB Group Ltd.	67,627	1,112,016
		$1,610,638
Internet – 0.9%
Cian PLC, ADR (a)(u)	63,311	$0
Scout24 AG	8,545	548,025
		$548,025
Machinery & Tools – 6.8%
Azbil Corp.	12,100	$383,431
IDEX Corp.	2,794	556,453
Ingersoll Rand, Inc.	14,873	842,704
RB Global, Inc.	11,291	588,035
SIG Combibloc Group AG	18,044	492,136
VAT Group AG	937	386,117
Wabtec Corp.	6,980	646,558
Zurn Elkay Water Solutions Corp.	16,828	378,798
		$4,274,232
Medical & Health Technology & Services – 2.9%
AS ONE Corp.	7,600	$289,654
ICON PLC (a)	5,316	1,132,467
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	263,909	426,592
		$1,848,713
Medical Equipment – 5.4%
Bruker BioSciences Corp.	8,758	$605,178
Envista Holdings Corp. (a)	21,410	682,765
Gerresheimer AG	9,404	1,033,339
STERIS PLC	5,541	1,108,034
		$3,429,316
Oil Services – 1.1%
ChampionX Corp.	28,047	$708,467
Other Banks & Diversified Financials – 1.2%
Shizuoka Financial Group, Inc.	102,800	$757,027
Pollution Control – 3.0%
Daiseki Co. Ltd.	16,700	$429,711
GFL Environmental, Inc.	40,587	1,466,814
		$1,896,525
Printing & Publishing – 0.9%
Wolters Kluwer N.V.	4,934	$563,258
Real Estate – 4.5%
Big Yellow Group PLC, REIT	31,725	$453,839
Catena AB	9,551	328,113
LEG Immobilien SE (a)	5,516	286,018
Sun Communities, Inc., REIT	5,567	704,949
Tritax Big Box PLC, REIT	265,344	462,104
Unite Group PLC, REIT	52,273	581,974
		$2,816,997

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Restaurants – 1.8%
Sodexo	4,988	$538,766
Yum China Holdings, Inc.	10,166	573,972
		$1,112,738
Specialty Chemicals – 4.7%
Axalta Coating Systems Ltd. (a)	36,291	$1,052,802
Croda International PLC	4,619	350,494
Essentra PLC	275,439	626,332
Symrise AG	9,107	973,253
		$3,002,881
Specialty Stores – 4.2%
Burlington Stores, Inc. (a)	3,637	$547,223
Just Eat Takeaway.com (a)	16,129	242,537
Multiplan Empreendimentos Imobiliarios S.A.	151,305	791,225
Musti Group OY	30,760	627,667
NISHIMATSUYA CHAIN Co., Ltd.	34,800	415,127
		$2,623,779
Telecommunications - Wireless – 1.2%
Wireless Infrastructure Italian S.p.A. (l)	59,896	$761,872
Trucking – 0.6%
XPO Logistics, Inc. (a)	8,010	$375,909
Total Common Stocks		$61,669,896
Investment Companies (h) – 2.1%
Money Market Funds – 2.1%
MFS Institutional Money Market Portfolio, 4.88% (v)	1,300,617	$1,300,487
Collateral for Securities Loaned – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.11% (j)	4,512	$4,512

Other Assets, Less Liabilities – 0.5%		319,304
Net Assets – 100.0%		$63,294,199
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,300,487 and $61,674,408, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
5/31/23 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$22,371,584	$—	$—	$22,371,584
United Kingdom	7,764,328	—	—	7,764,328
Japan	5,970,309	—	—	5,970,309
Germany	4,140,240	—	—	4,140,240
Canada	3,602,435	—	—	3,602,435
Netherlands	2,479,653	—	—	2,479,653
France	2,000,254	—	—	2,000,254
Australia	1,678,349	—	—	1,678,349
Brazil	1,593,318	—	—	1,593,318
Other Countries	10,069,426	—	0	10,069,426
Mutual Funds	1,304,999	—	—	1,304,999
Total	$62,974,895	$—	$0	$62,974,895
For further information regarding security characteristics, see the Portfolio of Investments. At May 31, 2023, the fund held one level 3 security valued at $0, which was also held and valued at $0 at August 31, 2022.
(2) Securities Lending Collateral
At May 31, 2023, the value of securities loaned was $66,866. These loans were collateralized by cash of $4,512 and U.S. Treasury Obligations (held by the lending agent) of $66,023.
(3) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,012,274	$10,648,341	$11,360,194	$124	$(58)	$1,300,487
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$46,001	$—
(4) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of May 31, 2023, are as follows:
United States	37.9%
United Kingdom	12.3%
Japan	9.4%
Germany	6.5%
Canada	5.7%
Netherlands	3.9%
France	3.2%
Australia	2.7%
Brazil	2.5%
Other Countries	15.9%

Supplemental Information (unaudited) – continued
(5) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.